UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 2, 2015

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Form Award Agreements for Performance-Based Awards under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

In February 2014, the stockholders of Quanex Building Products Corporation (the “Company”) approved the adoption of an amendment and restatement of the Company’s 2008 Omnibus Incentive Plan (as approved, the “Restated 2008 Plan”). For more information related to the contents of the Restated 2008 Plan and the changes approved as part of the amendment and restatement, please see the description of the Restated 2008 Plan under Proposal No. 3 included in the Company’s Definitive Proxy Statement relating to its 2014 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on January 24, 2014 (the “Proxy Statement”), which description of the Restated 2008 Plan is incorporated herein by reference. For the full text of the Restated 2008 Plan, please see Annex A to the Proxy Statement, which is also incorporated herein by reference.

Effective April 29, 2014, the Company adopted forms of award agreement to be used in connection with the various awards that may be granted to employees, Section 16 officers, key leaders, and non-employee directors of the Company, and filed those forms as exhibits to a Current Report on Form 8-K on the same date.

Effective December 2, 2015, the Company approved certain amendments to the forms of award agreement for performance-based awards granted to employees. The approved amendments are applicable only to the employee-focused form agreements for Performance Share Awards, Performance Unit Awards, and Annual Incentive Awards. The amendments were made to ensure that the Company remains in compliance with all legal and regulatory requirements related to reimbursement of performance-based compensation by officers and employees in restatement situations.

The amended forms of performance-based award agreement approved by the Committee are attached to this current report on Form 8-K as Exhibits 10.1 through 10.7. These revised forms of award agreement replace and supersede in their entirety the corresponding forms of award agreement filed as Exhibits 10.13, 10.14, 10.15, 10.17, 10.18, 10.19, and 10.26 to the Company’s current report on Form 8-K filed on April 29, 2014.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Amended Form of Performance Share Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.2	Amended Form of Performance Share Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.3	Amended Form of Performance Share Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.4	Amended Form of Performance Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.5	Amended Form of Performance Unit Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.6	Amended Form of Performance Unit Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.7	Amended Form of Annual Incentive Award Agreement under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

December 7, 2015	/s/ Kevin P. Delaney
(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and Secretary

Exhibit Index

10.1	Amended Form of Performance Share Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.2	Amended Form of Performance Share Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.3	Amended Form of Performance Share Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.4	Amended Form of Performance Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.5	Amended Form of Performance Unit Award Agreement for Section 16 Officers under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.6	Amended Form of Performance Unit Award Agreement for Key Leaders under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended

10.7	Amended Form of Annual Incentive Award Agreement under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended